UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2020

ENERGY TRANSFER OPERATING, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	1-31219	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8111 Westchester Drive, Suite 600

Dallas, Texas 75225

(Address of principal executive offices)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
7.375% Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETPprC	New York Stock Exchange
7.625% Series D Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETPprD	New York Stock Exchange
7.600% Series E Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETPprE	New York Stock Exchange
7.500% Senior Notes due 2020	ETP 20	New York Stock Exchange
4.250% Senior Notes due 2023	ETP 23	New York Stock Exchange
5.875% Senior Notes due 2024	ETP 24	New York Stock Exchange
5.500% Senior Notes due 2027	ETP 27	New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement.

Preferred Unit Underwriting Agreement

On January 7, 2020 Energy Transfer Operating, L.P. (the “Partnership”) entered into an Underwriting Agreement (the “Preferred Unit Underwriting Agreement”) with Citigroup Global Markets Inc., Deutsche Bank Securities Inc., MUFG Securities Americas Inc., Natixis Securities Americas LLC and TD Securities (USA) LLC, as joint book-running managers and representatives of the several underwriters named therein (collectively, the “Preferred Underwriters”), with respect to the issuance and sale in an underwritten public offering (the “Preferred Offering”) by the Partnership of 500,000 of its 6.750% Series F Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Units representing limited partner interests in the Partnership (the “Series F Preferred Units”) at a price to the public of $1,000 per unit, and 1,100,000 of its 7.125% Series G Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Units representing limited partner interests in the Partnership (the “Series G Preferred Units” and, together with the Series F Preferred Units, the “Preferred Units”) at a price to the public of $1,000 per unit.

The Preferred Offering was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (File No. 333-221411) of the Partnership, which became effective on November 8, 2017, as amended by Post-Effective Amendment No. 1 thereto (as amended, the “Registration Statement”) and as supplemented by the Prospectus Supplement dated January 7, 2020 relating to the Preferred Units, filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 424(b) of the Securities Act on January 9, 2020. The Preferred Offering is expected to close on January 22, 2020, subject to the satisfaction of customary closing conditions.

The Preferred Unit Underwriting Agreement contains customary representations, warranties and agreements by the Partnership, and customary conditions to closing, indemnification obligations of the Partnership, as applicable, and the Preferred Underwriters, including for liabilities under the Securities Act, other obligations of the parties and termination provisions.

The Preferred Underwriters may, from time to time, engage in transactions with and perform services for the Partnership and its affiliates in the ordinary course of business. Affiliates of each of the Preferred Underwriters are lenders under the Partnership’s revolving credit facility and term loan and, accordingly, may receive a portion of the net proceeds from the Preferred Offering.

The foregoing description of the Preferred Unit Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreements, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Senior Notes Underwriting Agreement

Also on January 7, 2020, the Partnership and its wholly owned subsidiary, Sunoco Logistics Partners Operations L.P. (the “Operating Partnership” and, together with the Partnership, the “Partnership Parties”), entered into an underwriting agreement (the “Senior Notes Underwriting Agreement”) with Citigroup Global Markets Inc., Deutsche Bank Securities Inc., MUFG Securities Americas Inc., Natixis Securities Americas LLC and TD Securities (USA) LLC, as joint book-running managers and representatives of the several underwriters named therein (collectively, the “Senior Notes Underwriters”) with respect to the public offering (the “Senior Notes Offering”) by the Partnership of $1,000,000,000 aggregate principal amount of its 2.900% Senior Notes due 2025 (the “2025 Notes”), $1,500,000,000 aggregate principal amount of its 3.750% Senior Notes due 2030 (the “2030 Notes”), and $2,000,000,000 aggregate principal amount of its 5.000% Senior Notes due 2050 (the “2050 Notes” and, together with the 2025 Notes and the 2030 Notes, collectively, the “Senior Notes”). The Senior Notes will initially be fully and unconditionally guaranteed by the Operating Partnership (the “Guarantees” and, together with the Senior Notes, the “Debt Securities”) on a senior unsecured basis so long as the Operating Partnership guarantees any of the Partnership’s obligations under its revolving credit facility.

The Senior Notes Offering was registered under the Securities Act pursuant to the Registration Statement, as supplemented by the Prospectus Supplement dated January 7, 2020 relating to the Senior Notes, filed with the Commission pursuant to Rule 424(b) of the Securities Act on January 9, 2020. The Senior Notes Offering is expected to close on January 22, 2020, subject to the satisfaction of customary closing conditions.

The Senior Notes Underwriting Agreement contains customary representations, warranties and agreements by the Partnership, and customary conditions to closing, indemnification obligations of the Partnership Parties, as applicable, and the Senior Notes Underwriters, including for liabilities under the Securities Act, other obligations of the parties and termination provisions.

The Senior Notes Underwriters may, from time to time, engage in transactions with and perform services for the Partnership Parties and their affiliates in the ordinary course of business. Affiliates of each of the Senior Notes Underwriters are lenders under the Partnership’s revolving credit facility and term loan and, accordingly, may receive a portion of the net proceeds from the Senior Notes Offering.

The foregoing description of the Senior Notes Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Senior Notes Underwriting Agreement, which is attached as Exhibit 1.2 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1

Underwriting Agreement, dated as of January 7, 2020, between Energy Transfer Operating, L.P., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., MUFG Securities Americas Inc., Natixis Securities Americas LLC and TD Securities (USA) LLC, as representatives of the several underwriters named therein.

1.2

Underwriting Agreement, dated as of January 7, 2020, between Energy Transfer Operating, L.P., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., MUFG Securities Americas Inc., Natixis Securities Americas LLC and TD Securities (USA) LLC, as representatives of the several underwriters named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER OPERATING, L.P.

	By:	Energy Transfer Partners GP, L.P., its general partner

	By:	Energy Transfer Partners, L.L.C, its general partner

Date: January 10, 2020	By:	/s/ Thomas E. Long Thomas E. Long
Chief Financial Officer